HARRIS INSIGHT(R) FUNDS


                           HARRIS INSIGHT EQUITY FUNDS
                        HARRIS INSIGHT FIXED INCOME FUNDS
                        HARRIS INSIGHT MONEY MARKET FUNDS

                                    N Shares
                                    A Shares
                              Institutional Shares

                         Supplement dated March 23, 2000
                      to the Prospectuses dated May 3, 1999


The following text replaces the corresponding paragraph under the section entitled Portfolio Managers - Portfolio Managers of the Harris Insight Equity Funds.


INTERNATIONAL FUND - Thomas L. Hansberger, Chairman and Chief Executive Officer (Hansberger)

Before forming Hansberger in 1994, Mr. Hansberger was Chairman, President and Chief Executive Officer of Templeton Worldwide, Inc. While at Templeton, he served as director of research and was an officer, director or primary portfolio manager for several Templeton mutual funds. He leads the International Fund's portfolio team, which includes:

     John Hock, Senior Vice President, Research

     Charles Gulden, Senior Vice President, Research